              MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         DECEMBER 1, 2008 - MAY 31, 2009

                                                               AMOUNT OF     % OF
                                      OFFERING      TOTAL       SHARES     OFFERING  % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF    AMOUNT OF    PURCHASED  PURCHASED     TOTAL
   PURCHASED    TRADE DATE  OFFERING   SHARES     OFFERING      BY FUND    BY FUND     ASSETS         BROKERS       PURCHASED FROM
   ---------    ----------  --------  --------  ------------  ----------  ---------  ----------  -----------------  --------------
 New York City   02/27/09      --     $105.856  $600,000,000   1,500,000    0.25%       1.24%      Merrill Lynch       Citigroup
   Municipal                                                                                       & Co., Banc of
Water Finance                                                                                         America
   Authority                                                                                         Securities
    5.000%                                                                                       LLC, Goldman,
   3/1/2016                                                                                         Sachs & Co.,
                                                                                                       Morgan
                                                                                                   Stanley, Piper
                                                                                                   Jaffray, DEPFA
                                                                                                    First Albany
                                                                                                     Securities
                                                                                                   LLC, M.R. Beal
                                                                                                     & Company,
                                                                                                      Barclays
                                                                                                   Capital, J.P.
                                                                                                      Morgan,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc., Prager,
                                                                                                    Sealy & Co.,
                                                                                                   LLC, Roosevelt
                                                                                                      & Cross
                                                                                                   Incorporated,
                                                                                                      Siebert
                                                                                                     Brandford
                                                                                                    Shank & Co.,
                                                                                                     LLC, Citi,
                                                                                                    Loop Capital
                                                                                                    Markets LLC,
                                                                                                   Wachovia Bank,
                                                                                                      National
                                                                                                    Association,
                                                                                                    RBC Capital
                                                                                                      Markets